HelloDNA

by EOSTRE

欢迎来到激动人心的遗传学世界

WELCOME TO THE EXCITING WORLD OF GENETICS

*Terms & Conditions Apply.

EOSTRE™



19 年经验 YEARS EXPERIENCE ON

A.I. & Big Data Mining
人工智能与大数据挖掘

Genetic Testing
基因检测

Chief Executive Officer
行政总裁

Malaysian Genomics Resource Centre Berhad

Pathology
病理学

Former Director
前任总监

Clinipath (M) Sdn Bhd

*Terms & Conditions Apply.

EOSTRE™

Malaysian Genomics Resource Centre Berhad (MGRC)


MG
RC
Malaysian
Genomics
Resource
Centre

*Terms & Conditions Apply.

EOSTRE™

About Malaysian Genomics Resource Centre Berhad (MGRC)

关于Malaysian Genomics Resource Centre Berhad (MGRC)

Regional Leader

Key provider of genetics and genomics services to global customers since 2004.

区域负责人

自2004年以来，主要为全球客户提供遗传学和基因组学服务。

Genetics Testing Expertise

Largest range of proprietary genetic tests in the region. Genetic tests suited to Asian genotypes.

遗传学检测专业知识

该地区最大范围的专有基因测试。适合亚洲基因型的基因检测。

Dependable

Listed on Malaysian stock exchange. Lab equipped with industry-leading technology by Illumina, Inc.

可信

在马来西亚证券交易所上市。实验室配备了Illumina, Inc.的行业领先设备。

2004

Online Bioinformatics
在线生物信息学

Worldwide Users
全球用户

2010

Contract Genomic R&D Services
合同基因组研发服务

- Plant Science 植物科学 — Global Agbio Companies 全球Agbio公司
- Human Health 人类健康 — Global Pharma Companies 全球制药公司

2012

Clinical Testing Services
临床检验服务

- Genetic Screening 基因筛选
- Molecular Diagnostics 分子诊断

2020

Biopharmaceutical
生物制药

- Immunotherapy for Various Cancers 各种癌症的免疫疗法

(Worldwide) Hospitals, Clinics, Doctors, Healthcare Providers
（全球）医院、诊所、医生、医疗保健提供者

*Terms & Conditions Apply.

Genetics Makes You Unique

基因学使您与众不同

- Genetic screening enables **PERSONALISED HEALTHCARE** and it is one of the greatest developments of the 21st Century
- It has been used for over 17 years in "disease medicine", but recently, genetic screening is being used for **WELLNESS** and **PREVENTIVE CARE**.
- It is the only way to identify your own unique mix of genetic strengths and weaknesses.
- Knowing your genetic profile empowers you to make informed decisions about your health!
- 基因筛查可实现个性化医疗保健，这是21世纪最重大的发展之一
- 它已经在"疾病医学"中使用了17年以上，但是最近，基因筛查已被用于WELLNESS和PREVENTIVE CARE。
- 这是识别自己独特的遗传优势和劣势组合的唯一方法。
- 了解您的遗传特征有助于您做出有关健康的明智决定！




从您的DNA开始
And it starts with your
DNA
*Terms & Conditions Apply
EOSTRE™

Genetics Makes You Unique

遗传学使您与众不同

- In 2003, for the first time, all **6 billion bits of human DNA** were put together in the **proper sequence**
- 2003年，人类的所有60亿位DNA首次以正确的顺序排列在一起。用了**13年**的时间，花了3,000,000,000美金。

13 YEARS

3,000,000,000USD


nature
the
human
genome


Science
THE
HUMAN
GENOME

Your DNA is Your Recipe for Life

您的基因就是您的人生秘诀

- DNA is made of only **4 chemicals repeated 3 Billion times** in our cells.
- DNA仅由4种化学物质组成，在我们的细胞中重复了30亿次。


A ADENINE
T THYMINE
G GUANINE
C CYTOSINE


Instructions
Instructions
脑细胞
BRAIN CELLS
心肌细胞
HEART MUSCLE CELLS
红细胞
RED BLOOD CELLS
脂肪细胞
FAT CELLS
神经细胞
NERVE CELLS

Think of your DNA like a **Recipe-Book** for all your cells

将您的DNA视为所有细胞的食谱书

- **Nucleotides** = "Letters" in your recipe book

3,000,000,000 of them

(about 3GB or 1 DVD of data!)

- **Genes** = "Recipes" in your recipe book


Thymine
Adenine
Guanine
Cytosine

- 核苷酸=食谱书中的"字母"

有 **3,000,000,000**个 (大约3GB或1 DVD数据！)

- 基因=您食谱书中的"食谱"


A
T
C
G
A
T
T
A
C
G
G
C
T
A
T
A
G
C
G
C

A sequence of nucleotides composes a gene.

核苷酸序列组成一个基因。

EOSTRE™



You inherit your genes from your **parents**,
And you will pass your genes on to your **children**.

你从父母那里**继**承基因，然后，您将把基因**传给**您的孩子。





Genes run in the family, but only **Genetic Testing** tells us what genes we have inherited from each parent!

基因在家庭中运行，但是只有基因**测试**可以告**诉**我**们**我**们**从父母双方那里**继**承了哪些基因！

EOSTRE™

Remember Your “Recipe Book”

记住你的“食谱”

- You have genes (recipes) for **everything**
- 你拥有一切的基因（秘方）







A T
C G
A T
T A
C G
G C
T A
T A
G C
G C

*Terms & Conditions Apply.

EOSTRE™

Scientists Have Found Genetic Markers Related To Many Things

科学家发现了与许多事物有关的遗传标记

- Your **Genetic Traits** related to nutrition and fitness
- 您与营养和健身相关的遗传特征

- Your **Genetic Risks** for diseases like cancer, diabetes, CVD etc
- 您患有癌症，糖尿病，犬瘟热病毒等疾病的遗传风险

- The most **Suitable Medication** to increase effectiveness and avoid adverse reactions
- 最合适的药物，以提高疗效并避免不良反应


A T
C G
A T
T A
C G
G C
T A
T A
G C
G C

*Terms & Conditions Apply.

EOSTRE™

Genetic Markers are like **Spelling Mistakes** in your recipe book

遗传标记就像食谱书中的拼写错误



GATTG
CTAAC

GATTT
CTAAA

- Genetic Variation =
  Genetic Marker
- 遗传变异=
  遗传标记

*Terms & Conditions Apply.

EOSTRE™



Diseases have **Genetic** & **Non-Genetic** Factors

疾病具有**遗传**和**非遗传**因素

Knowing your genetic markers, empowers you to make **positive changes** to stay healthy or avoid problems

了解您的**遗传标记**，**赋**予您力量做出**积**极的改**变**以保持健康或避免出**现问题**


病因
Cause
Of Disease

Genetics 基因	—	**CANNOT BE CHANGED** 无法更改
Diet 饮食	┐	
Lifestyle 生活方式	│	**CAN BE CHANGED** 可以更改
Environment 环境	┘	



Genetic Testing Enables 21st Century Healthcare

基因测试使改变21世纪医疗保健

- By understanding your genetic strengths and weaknesses, you can make more informed decisions to live healthier longer.
- 通过了解自己的遗传优势和劣势，您可以做出更明智的决定，从而生活得更健康，更长寿。

EOSTRE™

Genetic Screening Tests Are Different From Normal Health Tests

基因筛查测试与一般健康测试不同



HelloDNA by EOSTRE

Genetic Screening Test
基因筛选测试



Other Health Tests

e.g. Blood Test
例如：验血

Preventive 预防性	Diagnostic 诊断
Used to Predict Risk 用于预测风险	Used for Diagnose 用于诊断
Used for “Preventive Care” 用于“预防保健”	Used for “Sick Care” 用于“疾病护理”
Shows risk of disease in future 显示未来患病的可能性	Confirms or excludes a disease 确认或排除疾病
Can be done from home 可以在家中完成	Must be done in clinic or lab 必须在诊所或实验室完成
Test only ONCE in your life 一生只测试一次	Test frequently to monitor disease 经常测试以监测疾病

*Terms & Conditions Apply.

Generate Information that you can act on

您可以采取行动的信息

Better Prescription

Know which drugs are effective, and safer for you.

良好的处方

知道药物是否有效，对您安全。

One Time Investment

It is a once in a lifetime investment.

一生一次性投资

这是一生一次的投资。

Customize Blood Tests

Choose blood tests for your annual check-ups based on your genetic risks.

自定义验血

根据您的遗传风险为您的年度检查选择血液检查。

HelloDNA by EOSTRE

Customize Supplements

Personalize your supplement or skin care regime based on your genetic profile.

自定义补品

根据您的遗传特征个性化您的补充剂或皮肤护理方案。

Customize Fitness

Know which types of exercise suit you.

自定义健身

知道哪种运动适合您。

Screen Health Traits

Can improve your life.

注重健康特征

可以改善您的生活。

Genetic Testing Service Operations

基因检测服务运营

Sampling
采样



Saliva Sample
唾液采样



Buccal Swab Sample
基因检测口腔拭子採集

Processing
处理过程



DNA Extraction & QC
基因提取和质控



Genotyping
基因分型

Data Generation & Analysis
提供数据与分析



Genotyping Data
基因分型数据



Bioinformatics Analysis
生物信息学分析

Reporting
检测报告

NCBI ClinVar FDA ACMG

Clinical Database & Guidance
临床数据库和指导


HelloDNA

Automated Reporting System
自动化报告系统

*Terms & Conditions Apply.

HelloDNA

by EOSTRE

欢迎来到激动人心的遗传学世界

WELCOME TO THE EXCITING WORLD OF GENETICS

免责声明

Disclaimer

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